UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : February 25, 2003

     CHEC FUNDING LLC, (as depositor under the Pooling and Servicing Agreement, dated December 1, 2002 providing for the issuance of Centex Home Equity Loan Trust 2002-D.

                                 CHEC FUNDING LLC
             (Exact name of registrant as specified in its charter)


         Delaware                  333-69800-04                76-2851805
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


2728 North Harwood
Dallas, Texas                                                      75201
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (214) 981-6811

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.    Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of Centex Home Equity Loan Trust 2002-D pursuant to the terms of the Pooling and Servicing Agreement, dated as of December 1, 2002, among CHEC Funding, LLC, as Depositor, Centex Home Equity Company, LLC, as Seller, Harwood Street Funding II LLC, as Conduit Seller, Centex Home Equity Company, LLC, as Servicer, and JPMorgan Chase Bank, as Trustee.

     On February 25, 2003 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on February 25, 2003 as Exhibit 99.1.

CHEC FUNDING LLC
Centex Home Equity Loan Trust 2002-D
-------------------------------------------------------------------------------


SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 JPMorgan Chase Bank,
                                 not in its individual capacity but solely as Trustee under the
                                 Agreement referred to herein




Date:  February 26, 2003     By:  /s/ Mark W. McDermott
                                  --------------------------------------------
                             Name:  Mark W. McDermott
                             Title: Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Statement to Certificateholders
                         February 25, 2003

                                  Exhibit 99.1

                         Statement to Certificateholders
                                  February 25, 2003




                                       Centex Home Equity Loan Trust 2002-D
                                          STATEMENT TO CERTIFICATEHOLDERS
                                               February 25, 2003
-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
                ORIGINAL        BEGINNING                                                                               ENDING
                    FACE         PRINCIPAL                                               REALIZED     DEFERRED        PRINCIPAL
CLASS              VALUE          BALANCE      PRINCIPAL   INTEREST        TOTAL         LOSSES       INTEREST        BALANCE
----------------------------------------------------------------------------------------------------------------------------------
AF_1         69,000,000.00      67,438,536.44   2,226,422.79      136,563.04    2,362,985.83    0.00       0.00       65,212,113.65
AF_2         18,500,000.00      18,500,000.00           0.00       47,175.00       47,175.00    0.00       0.00       18,500,000.00
AF_3         38,000,000.00      38,000,000.00           0.00      117,483.33      117,483.33    0.00       0.00       38,000,000.00
AF_4         60,100,000.00      60,100,000.00           0.00      235,892.50      235,892.50    0.00       0.00       60,100,000.00
AF_5          4,830,000.00       4,830,000.00           0.00       20,326.25       20,326.25    0.00       0.00        4,830,000.00
AF_6         21,160,000.00      21,160,000.00           0.00       82,171.33       82,171.33    0.00       0.00       21,160,000.00
AV          286,410,000.00     283,984,790.98   3,019,711.01      410,062.21    3,429,773.22    0.00       0.00      280,965,079.97
M_1          45,000,000.00      45,000,000.00           0.00       87,815.63       87,815.63    0.00       0.00       45,000,000.00
M_2          36,000,000.00      36,000,000.00           0.00       98,672.50       98,672.50    0.00       0.00       36,000,000.00
B            21,000,000.00      21,000,000.00           0.00       82,088.13       82,088.13    0.00       0.00       21,000,000.00
R_1                   0.00               0.00           0.00            0.00            0.00    0.00       0.00                0.00
TOTALS      600,000,000.00     596,013,327.42   5,246,133.80    1,318,249.92    6,564,383.72    0.00       0.00      590,767,193.62

AIO_I        82,656,000.00      82,656,000.00           0.00      344,400.00      344,400.00       0.00       0.00    66,000,000.00
AIO_II      106,380,000.00     106,380,000.00           0.00      354,600.00      354,600.00       0.00       0.00    84,000,000.00
X_IO                452.49     596,013,327.42           0.00    2,307,571.49    2,307,571.49       0.00       0.00   590,767,193.62
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------  ------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                                    PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------  ------------------------
                                                                                                                        CURRENT
                       BEGINNING                                                               ENDING                   PASS-THRU
CLASS     CUSIP        PRINCIPAL          PRINCIPAL        INTEREST          TOTAL            PRINCIPAL       CLASS       RATE
---------------------------------------------------------------------------------------------------------  ------------------------
AF_1     152314FW5      977.37009333  32.26699696     1.97917449       34.24617145          945.10309638       AF_1       2.430000 %
AF_2     152314FX3    1,000.00000000   0.00000000     2.55000000        2.55000000        1,000.00000000       AF_2       3.060000 %
AF_3     152314FY1    1,000.00000000   0.00000000     3.09166658        3.09166658        1,000.00000000       AF_3       3.710000 %
AF_4     152314FZ8    1,000.00000000   0.00000000     3.92500000        3.92500000        1,000.00000000       AF_4       4.710000 %
AF_5     152314GA2    1,000.00000000   0.00000000     4.20833333        4.20833333        1,000.00000000       AF_5       5.050000 %
AF_6     152314GB0    1,000.00000000   0.00000000     3.88333318        3.88333318        1,000.00000000       AF_6       4.660000 %
AV       152314GC8      991.53238707  10.54331556     1.43173147       11.97504703          980.98907151       AV         1.792500 %
M_1      152314GD6    1,000.00000000   0.00000000     1.95145844        1.95145844        1,000.00000000       M_1        2.422500 %
M_2      152314GE4    1,000.00000000   0.00000000     2.74090278        2.74090278        1,000.00000000       M_2        3.402500 %
B        152314GF1    1,000.00000000   0.00000000     3.90895857        3.90895857        1,000.00000000       B          4.852500 %
TOTALS                  993.35554570   8.74355633     2.19708320       10.94063953          984.61198937

AIO_I      N/A        1,000.00000000   0.00000000     4.16666667        4.16666667          798.49012776       AIO_I      5.000000 %
AIO_II     N/A        1,000.00000000   0.00000000     3.33333333        3.33333333          789.62210942       AIO_II     4.000000 %
X_IO       N/A            ###          0.00000000         ###                ###                   ###         X_IO       0.000000 %

------------------------------------------------------------------------------------------------  --------------------------------

If there are any questions or problems with this statement, please contact the Administrator listed below:

                     ---------------------------------------
                                    Sora Jun
               JPMorgan Chase Bank - Structured Finance Services
                                 4 New York Plaza, 6th floor
                            New York, New York 10004
                              Tel: (212) 623-4484
                              Fax: (212) 623-5930
                           Email: Sora.jun@chase.com
                    ---------------------------------------
                                                                       Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

                                      -5-

                                       Centex Home Equity Loan Trust 2002-D
                                          STATEMENT TO CERTIFICATEHOLDERS
                                               February 25, 2003
                                           --------------------------


Sec. 7.09(ii)             Distributions Allocable to Principal
                          Group I
                          Scheduled Monthly Payments                                                         241,943.89
                          Curtailments                                                                       274,952.56
                          Prepayments in Full                                                              1,709,526.34
                          Loans Repurchased by Seller                                                              0.00
                          Substitution Amounts                                                                     0.00
                          Net Liquidation Proceeds                                                                 0.00

                          Group II
                          Scheduled Monthly Payments                                                         220,123.03
                          Curtailments                                                                       215,713.85
                          Prepayments in Full                                                              2,583,874.13
                          Loans Repurchased by Seller                                                              0.00
                          Substitution Amounts                                                                     0.00
                          Net Liquidation Proceeds                                                                 0.00

                          Subordination Increase Amount                                                            0.00
                          Excess Overcollateralization Amount                                                      0.00

Sec. 7.09(iv)             Class Interest Carryover Shortfall
                          Class AF-1                                                                               0.00
                          Class AF-2                                                                               0.00
                          Class AF-3                                                                               0.00
                          Class AF-4                                                                               0.00
                          Class AF-5                                                                               0.00
                          Class AF-6                                                                               0.00
                          Class AV                                                                                 0.00
                          Class M-1                                                                                0.00
                          Class M-2                                                                                0.00
                          Class B                                                                                  0.00

Sec. 7.09(v)              Class Principal Carryover Shortfall
                          Subordinate Certificates
                          Class M-1                                                                                0.00
                          Class M-2                                                                                0.00
                          Class B                                                                                  0.00

Sec. 7.09(vi)             Aggregate Loan Balance of Each Group
                          Group I Beginning Aggregate Loan Balance                                       210,028,536.44
                          Group I Ending Aggregate Loan Balance                                          207,802,113.65

                          Group II Beginning Aggregate Loan Balance                                      385,984,790.98
                          Group II Ending Aggregate Loan Balance                                         382,965,079.97

Sec. 7.09(vii)            Overcollateralization
                          Total Overcollateralization Amount                                                       0.00
                          Total Required Overcollateralization Amount                                              0.00

Sec. 7.09(viii)           Internal Revenue Code Section 6049(d)(7)(C) Market Discount Information

Sec. 7.09(ix)             Substitution Amounts
                          Group I                                                                                  0.00
                          Group II                                                                                 0.00

Sec. 7.09(ix)             Loan Purchase Price Amounts
                          Group I                                                                                  0.00
                          Group II                                                                                 0.00

Sec. 7.09(x)              Weighted Average Net Coupon Rate
                          Group I                                                                              8.9921 %
                          Group II                                                                             8.5526 %

Sec. 7.09(xi)             Monthly Remittance Amount
                          Group I                                                                          3,800,756.38
                          Group II                                                                         5,771,187.83

Sec. 7.09(xiii)           Weighted Average Gross Margin - Group II Loans                                       8.6948 %

Sec. 7.09(xiv)            Largest Loan Balance
                          Group I                                                                            598,333.11
                          Group II                                                                           766,111.51

Sec. 7.09(xv)             Basic Principal Amount
                          Group I                                                                          2,226,422.79
                          Group II                                                                         3,019,711.01

Sec. 7.09(xvi)            Net Wac Cap Carryover Paid
                          Group I                                                                                  0.00
                          Group II                                                                                 0.00

                                      -6-

Sec. 7.09(xvi)            Remaining Net Wac Cap Carryover
                          Group I                                                                                  0.00
                          Group II                                                                                 0.00
                          Subordinate                                                                              0.00

Sec. 7.09(xviii)          Net Wac Cap
                          Group I Net WAC Cap                                                                    7.02 %
                          Group II Net WAC Cap                                                                   7.71 %
                          Subordinate Net WAC Cap                                                                7.71 %

Sec. 7.09(xix)              Applied Realized Loss Amounts
                            Subordinate Certificates
                            Class M-1                                                                                0.00
                            Class M-2                                                                                0.00
                            Class B                                                                                  0.00

Sec. 7.09(xx)               Stepdown Date Has Not Occurred

Sec. 7.09(b)(i)             Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency (Includes Bankruptcies)

                               Group 1
                                                                         Principal
                              Category              Number                Balance               Percentage
                              1 Month                        44             2,537,775.90                  1.22 %
                              2 Month                        19               855,202.76                  0.41 %
                              3 Month                         1                27,645.54                  0.01 %
                              Total                      64                 3,420,624.20                  1.64 %
                               Group 2
                                                                         Principal
                              Category              Number                Balance               Percentage
                              1 Month                        68             5,709,978.65                  1.49 %
                              2 Month                        24             1,970,167.92                  0.51 %
                              3 Month                         3               214,981.93                  0.06 %
                               Total                         95             7,895,128.50                  2.06 %

                               Group Totals
                                                                         Principal
                              Category              Number                Balance               Percentage
                              1 Month                       112             8,247,754.55                  1.40 %
                              2 Month                        43             2,825,370.68                  0.48 %
                              3 Month                         4               242,627.47                  0.04 %
                               Total                        159            11,315,752.70                  1.92 %

Sec. 7.09(b)(ii)            Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure

                               Group 1
                                                    Principal
                               Number               Balance                Percentage
                                         1               30,000.00                  0.01 %
                               Group 2
                                                    Principal
                               Number               Balance                Percentage
                                         0                    0.00                  0.00 %
                              Group Totals
                                                    Principal
                               Number               Balance                Percentage
                                         1               30,000.00                  0.01 %

Sec. 7.09(b)(iii)           Number and Aggregate Principal Amounts of Mortgage Loans in Bankruptcy

                                Group 1
                                                     Principal
                                Number               Balance                Percentage
                                          8              567,878.04                  0.27 %
                                Group 2
                                                     Principal
                                Number               Balance                Percentage
                                         10            1,003,161.16                  0.26 %
                               Group Totals
                                                     Principal
                                Number               Balance                Percentage
                                         18            1,571,039.20                  0.27 %

Sec. 7.09(b)(iii)           Balloon Loans
                            Number of Balloon Loans                                  126.00
                            Balance of Balloon Loans                           9,396,304.25


                                      -7-

Sec. 7.09(b)(iv)            Number and Aggregate Principal Amounts of REO Loans

                               Group 1
                                                    Principal
                               Number               Balance                Percentage
                                         0                    0.00                  0.00 %
                               Group 2
                                                    Principal
                               Number               Balance                Percentage
                                         0                    0.00                  0.00 %
                              Group Totals
                                                    Principal
                               Number               Balance                Percentage
                                         0                    0.00                  0.00 %


Sec. 7.09(b)(v)             Book Value of REO Loans
                            Group I                                                                   0.00
                            Group II                                                                  0.00

Sec. 7.09(b)(vi)            Realized Losses
                            Group I
                            Monthly Realized Losses                                                   0.00
                            Cumulative Realized Losses                                                0.00
                            Group II
                            Monthly Realized Losses                                                   0.00
                            Cumulative Realized Losses                                                0.00

Sec. 7.09(b)(vii)           Net Liquidation Proceeds
                            Group I                                                                   0.00
                            Group II                                                                  0.00

Sec. 7.09(b)(viii)          60+ Delinquency Percentage (Rolling Three Month)                      0.3250 %

Sec. 7.09(b)(ix)            Cumulative Loss Percentage
                            Cumulative Realized Losses Since Cut-Off Date                             0.00
                            Aggregate Loan Balance as of the Cut-Off Date                   600,000,452.50
                            Cumulative Loss Percentage                                              0.00 %

Sec. 7.09(b)(x)             Has a Trigger Event Occurred?                                               NO

                            1-Month LIBOR for Current Distribution Date                          1.35250 %

                                      -8-